Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, George Rozakis, President, CEO, and Acting Chief Financial Officer of Implantable Vison, Inc. (the "Company"), certify that:

1. The Quarterly Report on Form 10QSB of the Company for the period ended April 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated:  June 23, 2006           Officer:   George Rozakis

                                        Name:       /s/ George Rozakis
                                                    ----------------------------
                                        Position:  President, CEO/CFO